Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

8.	Income Taxes.

The provision for income tax expense included in the financial statements (in thousands):

	Years Ended December 31,
	2020	2019	2018
Included in Net income:
Continuing operations	$3,207	2,962	524
Discontinued operations	-	2,542	45,286
	3,207	5,504	45,810
Comprehensive income	(92)	602	(275)

Total tax expense	$3,115	6,106	45,535

The provision for income taxes (income tax benefit) consists of the following (in thousands):

	Year Ended December 31,
	2020	2019	2018
Current:
Federal	$(2,667)	(8,225)	28,512
State	(213)	(7,799)	15,024
	(2,880)	(16,024)	43,536
Deferred	5,995	22,130	1,999

Total	$3,115	6,106	45,535

The deferred taxes in 2020 are primarily related to the bonus depreciation on property placed in service. Current taxes in 2020 were favorably impacted by $1,100,000 due to a carryback of our 2020 tax net operating loss to fiscal 2016 when the federal tax rate was 35%. Current income tax expense in 2019 includes a $13,797,000 provision to return adjustment related to the deferral of current federal and state taxes due in connection with $50 million additional Opportunity Zone investment funds invested in June of 2019 but applied to the 2018 returns. In addition, 2019 includes an additional deferral reduction of $4,213,000 of current state taxes related to the $55 million Opportunity Zone investment in December of 2018 which were deferred rather than our prior 2018 tax position that the state taxes would not conform to the federal treatment. The aggregate of the provision to return adjustments in 2019 of $18 million offset current tax provision of $2 million absent these adjustments for a net current tax benefit of $16 million. 2018 included $44.6 million in tax expense related to discontinued operations as a result of the taxes related to the gain on sale of our warehouses.

As of December 31, 2020 the company has deferred taxes of approximately $31 million associated with $112 million of gains on sales reinvested through Opportunity Zone investments. These taxes are deferred until the earlier of the sale of the related investments or December 31, 2026 and 10% of gains are excluded from tax once the investments are held five years plus an additional 5% is excluded at seven years.

A reconciliation between the amount of tax shown above and the amount computed at the statutory Federal income tax rate follows (in thousands):

	Year Ended December 31
	2020	2019	2018
Amount computed at statutory
Federal rate	$3,226	5,006	35,351
State income taxes (net of Federal
income tax benefit)	1,048	1,623	10,186
Carryback of net operating loss	(1,100)	-	-
Other, net	(59)	(523)	(2)
Provision for income taxes	$3,115	6,106	45,535

In this reconciliation, the category “Other, net” consists of permanent tax differences related to non-deductible expenses, special tax rates and tax credits, interest paid and penalties, and adjustments to prior year estimates.

The types of temporary differences and their related tax effects that give rise to deferred tax assets and deferred tax liabilities are presented below (in thousands):

	December 31,
	2020	2019	2018
Deferred tax liabilities:
Property and equipment	$56,314	49,932	28,329
Depletion	708	718	721
Unrealized rents	27	27	52
Prepaid expenses	50	76	38
Gross deferred tax liabilities	57,099	50,753	29,140
Deferred tax assets:
Employee benefits and other	993	642	1,159
Gross deferred tax assets	993	642	1,159
Net deferred tax liability	$56,106	50,111	27,981

The Company has no unrecognized tax benefits.

FRP tax returns in the U.S. and various states that include the Company are subject to audit by taxing authorities. As of December 31, 2020, the earliest tax year that remains open for audit is 2015. Our effective income tax expense may vary, possibly materially, due to projected effective state tax rates.